FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                CURRENT REPORT


                 Filed Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
       Date of Report: (Date of earliest event reported): August 8, 1996



               _______________Symix Systems, Inc.______________
              (Exact name of registrant as specified in charter)



     Ohio                       0-19024                    31-1083175
- --------------------------------------------------------------------------------
(State or other          (Commission File Number)        (IRS Employer
 jurisdiction                                          Identification No.)
of incorporation)



2800 Corporate Exchange Drive, Columbus, Ohio                        43231
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  (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code: (614) 523-7000


                                      N/A
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)




                              Page 1 of 4 Pages

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

                 On August 8, 1996,  the Company  completed the purchase of all of the outstanding stock of RDD, the parent company of GSI Industrie, a French manufacturing software specialist, from its shareholders for approximately $1.64 million, of which $820,000 was paid in cash at closing and the remaining balance is payable in three equal annual installments beginning July, 1997. During the past 15 years, GSI Industrie has designed, distributed and implemented an integrated and localized manufacturing system in France, which operates on DEC VAX and IBM AS400 hardware. The purchase price for the RDD stock was determined through negotiations. Prior to the acquisition, no material relationship existed between RDD and the Company or any of its affiliates, directors or officers, or associates of such directors or officers. The funds used to acquire the RDD stock were obtained from general corporate funds.

                 The Company intends to file its Annual Report on Form 10-K for the fiscal year ended June 30, 1996 (which will contain audited consolidated financial statements of the Company for such period) on or prior to September 30, 1996. This acquisition is not significant to the Company's June 30, 1996 financial statements.



Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements and Exhibits.



                              Page 2 of 4 Pages

            Items 7(a) and (b): Financial Statements of Business Acquired and Pro Forma Financial Information.

            Not Applicable.

            Item 7(c):  Exhibits.

            Not Applicable.

Item 8.     Changes in Fiscal Year.

            Not Applicable.



                              Page 3 of 4 Pages

                                  SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          Symix Systems, Inc.



Date:  September 3, 1996                        By:  /s/ Lawrence W. DeLeon
                                                     ----------------------
                                                      Lawrence W. DeLeon
                                                      Secretary and Chief
                                                      Financial Officer